Filed Pursuant to Rule 497(a)

File Number: 333-264909

Rule 482 ad

Non-Compensated Partner CYS Landing Page Disclosure:

The [ENDORSEMENT/TESTIMONIAL] herein has been provided [subject to an agreement with, but] without cash or other compensation being provided by, Destiny XYZ Inc., of which Destiny Advisors LLC is a wholly owned subsidiary (collectively, “Destiny”). [INFLUENCER NAME] [IS/IS NOT] a current investor in a fund managed by Destiny. No material conflicts of interest have been identified as a result of the relationship between Destiny and [INFLUENCER NAME].

No information, including reference to a fund or funds managed by Destiny, provided herein and no endorsement or testimonial on behalf of Destiny should be interpreted as a recommendation to purchase or sell any securities.

Compensated Partner CYS Landing Page Disclosure:

The [ENDORSEMENT/TESTIMONIAL] herein has been provided in exchange for [NATURE OF COMPENSATION] by Destiny XYZ Inc., of which Destiny Advisors LLC is a wholly owned subsidiary (collectively, “Destiny”). [INFLUENCER NAME] [IS/IS NOT] a current investor in a fund managed by Destiny. No material conflicts of interest have been identified as a result of the relationship between Destiny and [INFLUENCER NAME]. Destiny has provided [NATURE OF COMPENSATION] to [INFLUENCER NAME] through [INFLUENCER COMPANY NAME].

No information, including reference to a fund or funds managed by Destiny, provided herein and no endorsement or testimonial on behalf of Destiny should be interpreted as a recommendation to purchase or sell any securities.

Destiny Tech100 Inc. Disclosures

The Fund is a non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended. There are risks inherent in any investment, including the possible loss of up to 100% of invested capital. There can be no assurance that fund objectives will be achieved. Closed-end funds frequently trade at a discount to their net asset value.

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Shares of a non-diversified fund may rise and fall more than the value of shares of a fund that invests in a broader range of securities. Past performance is no guarantee of future results.

Investors should consider the investment objectives, risks, charges, and expenses carefully before investing, which are fully described in the Fund’s prospectus. A copy of the prospectus may be obtained by visiting the Fund website at destiny.xyz/tech100.

Portfolio Company Disclosure

[PORTFOLIO COMPANY NAME] is a portfolio company of a fund managed by Destiny Advisors LLC, a wholly owned subsidiary of Destiny XYZ Inc., and has not been compensated in any way for this promotion. Because of its status as a portfolio company, [PORTFOLIO COMPANY NAME] has a vested interest in the success of the fund(s). This promotion should not be interpreted as a recommendation of securities.